UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 20, 2016
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On December 20, 2016, Boyd issued a press release announcing the closing of the Acquisitions (defined below). The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 8.01.    Other Events

On December 20, 2016, Boyd Gaming Corporation (“Boyd”) completed its previously announced acquisitions of The Cannery Hotel and Casino, LLC (“Cannery”), the owner and operator of Cannery Casino Hotel, and Nevada Palace, LLC (“Eastside”), the owner and operator of Eastside Cannery Casino and Hotel, comprising the Las Vegas assets of Cannery Casino Resorts, LLC (“Seller”), pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”) dated as of April 25, 2016, as amended on October 28, 2016, by and among Boyd, Seller, Cannery and Eastside.

Pursuant to the terms of the Purchase Agreement, Boyd acquired from Seller all of the issued and outstanding membership interests of Cannery and Eastside (the “Acquisitions”). With the closing of the Acquisitions, each of Cannery and Eastside became wholly-owned subsidiaries of Boyd. Boyd acquired Cannery and Eastside for $230 million in cash, adjusted for working capital and cash(for total estimated net cash consideration of $238.6 million). To satisfy the indemnification obligations of Seller, $20 million of the total cash consideration was placed in escrow at the closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.2 to Boyd’s Quarterly Report on Form 10-Q filed August 8, 2016, together with the amendment to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to Boyd’s Current Report on Form 8-K filed November 3, 2016, each of which are incorporated herein in their entirety by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1
Membership Interest Purchase Agreement, dated as of April 25, 2016, by and among Boyd Gaming Corporation, The Cannery Hotel and Casino, LLC, Nevada Palace, LLC and Cannery Casino Resorts, LLC (incorporated by reference to Exhibit 2.2 of Boyd Gaming Corporation’s Quarterly Report on Form 10-Q filed August 8, 2016)

2.2
First Amendment to Membership Interest Purchase Agreement, dated as of October 28, 2016, by and among Boyd Gaming Corporation, The Cannery Hotel and Casino, LLC, Nevada Palace, LLC and Cannery Casino Resorts, LLC (incorporated by reference to Exhibit 10.1 of Boyd Gaming Corporation’s Current Report on Form 8-K filed November 3, 2016)

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Membership Interest Purchase Agreement, dated as of April 25, 2016, by and among Boyd Gaming Corporation, The Cannery Hotel and Casino, LLC, Nevada Palace, LLC and Cannery Casino Resorts, LLC (incorporated by reference to Exhibit 2.2 of Boyd Gaming Corporation’s Quarterly Report on Form 10-Q filed August 8, 2016)

2.2
First Amendment to Membership Interest Purchase Agreement, dated as of October 28, 2016, by and among Boyd Gaming Corporation, The Cannery Hotel and Casino, LLC, Nevada Palace, LLC and Cannery Casino Resorts, LLC (incorporated by reference to Exhibit 10.1 of Boyd Gaming Corporation’s Current Report on Form 8-K filed November 3, 2016)

99.1	Press Release